As filed with the Securities and Exchange Commission on September 29, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
c/o Neuberger Berman Management LLC
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: July 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission not later than 60 days after the close of their first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

JULY 31, 2010

Schedule of Investments Real Estate Securities Income Fund Inc.
(UNAUDITED)

Number of Shares			Value† ($000's omitted)
Common Stocks (71.5%)
Apartments (6.0%)
126,000	American Campus Communities	3,648
33,900	AvalonBay Communities	3,563
33,700	Essex Property Trust	3,542
67,201	Mid-America Apartment Communities	3,795
		14,548
Diversified (2.9%)
63,599	Vornado Realty Trust	5,265	ØØ
62,000	Washington Real Estate Investment Trust	1,881
		7,146
Health Care (10.9%)
250,000	HCP, Inc.	8,868	ØØ
42,700	Health Care REIT	1,935
422,200	OMEGA Healthcare Investors	9,280
130,352	Ventas, Inc.	6,611
		26,694
Home Financing (5.8%)
376,500	Annaly Capital Management	6,551
433,100	Starwood Property Trust	7,692
		14,243
Industrial (6.5%)
295,000	AMB Property	7,363
102,222	EastGroup Properties	3,708
442,000	ProLogis	4,800
		15,871
Office (9.4%)
46,000	Boston Properties	3,767
629,800	Brandywine Realty Trust	7,155
177,180	Highwoods Properties	5,548
363,300	Piedmont Office Realty Trust	6,539
		23,009
Office - Industrial (1.9%)
142,800	Liberty Property Trust	4,527
Real Estate Management & Development (2.8%)
458,000	Brookfield Properties	6,888
Regional Malls (9.0%)
252,400	CBL & Associates Properties	3,551
353,578	Macerich Co.	14,656
40,761	Simon Property Group	3,637
		21,844
Self Storage (3.3%)
219,601	Sovran Self Storage	8,081
Shopping Centers (7.8%)
42,300	Federal Realty Investment Trust	3,308
479,300	Kimco Realty	7,223
127,064	Regency Centers	4,795	ØØ
81,835	Tanger Factory Outlet Centers	3,658
		18,984
Specialty (5.2%)
89,200	Digital Realty Trust	5,639	È
167,550	Entertainment Properties Trust	6,994
		12,633
Total Common Stocks (Cost $140,077)		174,468

Preferred Stocks (75.8%)
Apartments (3.0%)
138,000	Apartment Investment & Management, Ser. T	3,439
129,040	Apartment Investment & Management, Ser. U	3,162
29,635	Mid-America Apartment Communities, Ser. H	750
		7,351
Commercial Financing (3.9%)
605,000	NorthStar Realty Finance, Ser. B	9,529
Diversified (7.0%)
160,600	Cousins Properties, Ser. B	3,594
580,000	Lexington Corp. Properties Trust, Ser. B	13,619
		17,213
Health Care (14.6%)
402,283	Health Care REIT, Ser. D	10,282
465,150	LTC Properties, Ser. F	11,712
524,722	OMEGA Healthcare Investors, Ser. D	13,538
		35,532
Hybrid (3.3%)
150,000	iStar Financial, Ser. E	2,221	È
200,000	iStar Financial, Ser. G	2,942
200,000	iStar Financial, Ser. I	2,874
		8,037
Insurance (4.5%)
426,500	Hilltop Holdings, Ser. A	11,025
Lodging (6.4%)
170,000	Ashford Hospitality Trust, Ser. D	3,534
260,800	Eagle Hospitality, Ser. A	235
179,900	Hersha Hospitality Trust, Ser. A	4,282
81,700	Hospitality Properties Trust, Ser. B	2,087
170,000	Lasalle Hotel Properties, Ser. G	3,953
65,900	Sunstone Hotel Investors, Ser. A	1,624
		15,715
Manufactured Homes (0.1%)
19,600	American Land Lease, Ser. A	279
Office (11.3%)
100,000	Brandywine Realty Trust, Ser. C	2,455
80,000	Brandywine Realty Trust, Ser. D	1,904
21,767	CommonWealth REIT, Ser. B	550
31,450	Corporate Office Properties Trust, Ser. H	763
6,000	Highwoods Properties, Ser. A	5,899
478,000	Parkway Properties, Ser. D	11,706
100,000	SL Green Realty, Ser. C	2,440
73,200	SL Green Realty, Ser. D	1,828
		27,545
Regional Malls (14.8%)
528,000	CBL & Associates Properties, Ser. D	11,811
98,000	Glimcher Realty Trust, Ser. F	2,349
523,400	Glimcher Realty Trust, Ser. G	12,143
151,300	Taubman Centers, Ser. G	3,943
232,700	Taubman Centers, Ser. H	5,841
		36,087
Shopping Centers (4.2%)
60,000	Cedar Shopping Centers, Ser. A	1,529
9,000	Developers Diversified Realty, Ser. G	215
11,550	Developers Diversified Realty, Ser. H	254
123,900	Developers Diversified Realty, Ser. I	2,759
216,600	Tanger Factory Outlet Centers, Ser. C	5,422
		10,179
Specialty (2.7%)
140,000	Digital Realty Trust, Ser. A	3,542
122,200	Digital Realty Trust, Ser. B	3,103
		6,645
Total Preferred Stocks (Cost $200,429)		185,137

Short-Term Investments (3.6%)
6,735,917	Neuberger Berman Securities Lending Quality Fund, LLC	6,871	‡
1,951,353	State Street Institutional Liquid Reserves Fund Institutional Class	1,951	ØØ

Total Short-Term Investments (Cost $8,856)		8,822

Total Investments (150.9%) (Cost $349,362)		368,427	##
Liabilities, less cash, receivables and other assets [(20.1%)]		(49,043)	@@
Liquidation Value of Auction Market Preferred Shares [(30.8%)]		(75,200)

Total Net Assets Applicable to Common Shareholders (100.0%)		$ 244,184

See Notes to Schedule of Investments

July 31, 2010 (Unaudited)

Notes to Schedule of Investments

†
The value of investments in equity securities and interest rate swap contracts by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) is determined by Neuberger Berman Management LLC (“Management”) primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. Management has developed a process to periodically review information provided by independent pricing services. If a valuation is not available from an independent pricing service or if Management has reason to believe that the valuation does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the security is valued using methods the Board of Directors of the Fund (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by the Fund are carried at “fair value” as defined by ASC 820. Under ASC 820, fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Fund’s investments, some of which are discussed above. Significant management judgment may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 - quoted prices in active markets for identical investments
• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
• Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of July 31, 2010:

Asset Valuation Inputs (000’s omitted) Investments:	Level 1	Level 2	Level 3	Total
Common Stocks
Apartments	$14,548	$—	$—	$14,548
Diversified	7,146	—	—	7,146
Health Care	26,694	—	—	26,694
Home Financing	14,243	—	—	14,243
Industrial	15,871	—	—	15,871
Office	23,009	—	—	23,009
Office - Industrial	4,527	—	—	4,527
Real Estate Management & Development	6,888	—	—	6,888
Regional Malls	21,844	—	—	21,844
Self Storage	8,081	—	—	8,081
Shopping Centers	18,984	—	—	18,984
Specialty	12,633	—	—	12,633
Total Common Stocks	174,468	—	—	174,468
Preferred Stocks
Apartments	6,601	750	—	7,351
Commercial Financing	9,529	—	—	9,529
Diversified	17,213	—	—	17,213
Health Care	25,250	10,282	—	35,532
Hybrid	8,037	—	—	8,037
Insurance	—	11,025	—	11,025
Lodging	11,946	3,769	—	15,715
Manufactured Homes	279	—	—	279
Office	20,883	6,662	—	27,545
Regional Malls	36,087	—	—	36,087
Shopping Centers	7,420	2,759	—	10,179
Specialty	6,645	—	—	6,645
Total Preferred Stocks	149,890	35,247	—	185,137
Short-Term Investments	—	8,822	—	8,822
Total Investments	$324,358	$44,069	$—	$368,427

Liability Valuation Inputs

The following is a summary, by category of Level, of inputs used to value the Fund’s derivatives as of July 31, 2010:

(000’s omitted)	Level 1	Level 2	Level 3	Total

Interest rate swap contracts	$—	$(7,374)	$—	$(7,374)

##
At July 31, 2010, the cost of investments for U.S. federal income tax purposes was $352,381,000. Gross unrealized appreciation of investments was $39,923,000 and gross unrealized depreciation of investments was $23,877,000, resulting in net unrealized appreciation of $16,046,000 based on cost for U.S. federal income tax purposes.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

‡	Managed by an affiliate of Management and could be deemed an affiliate of the Fund.

È	All or a portion of this security is on loan.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or obligations for security lending.

@@	At July 31, 2010, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	.348%(1)	$(318,222)	$(7,055,961)	$(7,374,183)

(1) 30 day LIBOR (London Interbank Offered Rate) at June 30, 2010.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: September 27, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: September 27, 2010